Rule 497(e)

File Nos. 333-189114 and 811-05817

GREAT-WEST SMART TRACK® II VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated February 20, 2018

to the Prospectus dated May 1, 2017

This Supplement amends certain information contained in the Great-West Smart Track II Variable Annuity Prospectus dated May 1, 2017 (the “Prospectus”).

Goldman Sachs VIT Strategic Income Fund Liquidation

The Board of Trustees of the Goldman Sachs Variable Insurance Trust has approved a proposal to liquidate the Goldman Sachs VIT Strategic Income Fund (the “Fund”) pursuant to a plan of liquidation. Effective as of the start of business April 20, 2018 (the “Closure Date”), the Sub-Account for the Fund will close to new investors and new Contributions. Effective as of the start of business on the Closure Date, existing investors may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer involving the Sub-Account for the Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Sub-Account for the Fund should contact Great-West immediately to make alternate arrangements. If you fail to make alternate arrangements by the Closure Date, any allocations made to the Sub-Account for the Fund will be automatically directed to the Sub-Account for the Great-West Government Money Market Fund.

The Fund will be liquidated on or about April 27, 2018, (the “Liquidation Date”). Contract Owners may transfer assets out of the Sub-Account for the Fund at any time prior to the Liquidation Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the start of business on the Liquidation Date, any assets remaining in the Sub-Account for the Fund will become invested in the Sub-Account for the Great-West Government Money Market Fund.

Clearbridge Variable Mid Cap Growth Portfolio

Effective immediately, all references in the Prospectus to the Clearbridge Variable Mid Cap Growth Portfolio are hereby deleted and replaced with Clearbridge Variable Mid Cap Portfolio.

Janus Aspen Perkins Mid Cap Value Portfolio

Effective immediately, all references in the Prospectus to the Janus Aspen Perkins Mid Cap Value Portfolio are deleted and replaced with Janus Henderson Mid Cap Value Portfolio.

If you have any questions regarding this Supplement, please call the Retirement Resource Operations Center toll-free at (877) 723-8723, or write to the Retirement Resource Operations Center at PO Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and

Statement of Additional Information dated May 1, 2017.

Please read this Supplement carefully and retain it for future reference.